Revenue	3 Months Ended
Mar. 31, 2020
Revenue From Contract With Customer [Abstract]
Revenue

18. REVENUE

Revenue Recognition

The Company enters into contracts that can include various combinations of products and services, which are generally capable of being distinct and accounted for as separate performance obligations. Revenue is recognized net of allowances for credits and any taxes collected from customers. Taxes collected are subsequently remitted to governmental authorities.

The Company determines revenue recognition through the following steps:

•	Identification of the contract, or contracts, with a customer;

•	Identification of the performance obligations in the contract;

•	Determination of the transaction price;

•	Allocation of the transaction price to the performance obligations in the contract; and

•	Recognition of revenue when, or as, the Company satisfies a performance obligation.

Nature of Products and Services

The Company’s revenue is primarily derived from usage-based fees earned from the sale of communications services offered through software solutions to large enterprises, as well as small and medium-sized customers.

The Company’s revenue is recognized upon the sending of a SMS message or by the authentication of a financial transaction of an end user of the Company’s customer using the Company’s platform in an amount that reflects the consideration the Company expects to receive in exchange for those services which is generally based upon agreed fixed prices per unit.

Platform access is considered a monthly series comprised of one performance obligation and usage-based fees are recognized as revenue in the period in which the usage occurs. After usage occurs, there are no remaining obligations that would preclude revenue recognition. Revenue from usage-based fees represented 98% and 99% of total revenue, for the three months ended March 31, 2020 and 2019, respectively.

Subscription-based fees are derived from certain term-based contracts, such as with the sales of short codes and customer support, which is generally one year. Term-based contract revenue is recognized on a ratable basis over the contractual term of the arrangement beginning on the date that the service is made available to the customer. Revenue from term-based fees represented 2% and 1% of total revenue for the three months ended March 31, 2020 and 2019, respectively.

The Company’s arrangements do not contain general rights of return. The contracts do not provide customers with the right to take possession of the software supporting the applications. Amounts that have been invoiced are recorded in trade receivables and in revenue or deferred revenue depending on whether the revenue recognition criteria have been met.

Contract Balances

The Company receives payments from customers based on a billing schedule as established in its contracts. Contract assets are recorded when the Company has a conditional right to consideration for its completed performance under the contracts. Trade receivables are recorded when the right to this consideration becomes unconditional, which is as usage occurs. The Company did not have any contract assets as of March 31, 2020 and December 31, 2019.

Deferred revenue is recorded when cash payments are received in advance of future usage on non-cancellable contracts. As of March 31, 2020 and December 31, 2019, the Company recorded $1.5 million and $1.4 million, respectively, as deferred revenue in its condensed consolidated balance sheets. In the three months ended March 31, 2020, the Company recognized $647,000 of revenue that was included in the deferred revenue as of December 31, 2019.

Disaggregated Revenue

In general, revenue disaggregated by geography is aligned according to the nature and economic characteristics of the Company’s business and provides meaningful disaggregation of the Company’s results of operations. Refer to Note 12 – Geographic Information for details of revenue by geographic area.